UNITED STATES
                    	  SECURITIES AND EXCHANGE COMMISSION
                         	  Washington D. C. 20549


                                	  FORM 8-K

		                 	     CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 27, 2003


                          	    LINCOLN LOGS LTD.
         (Exact name of small business issuer as specified in its charter)

New York           			   0-12172                        14-1589242
(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
 of incorporation)                                           Identification No.)


	           5 Riverside Drive,  Chestertown, New York  12817
      	         (Address of principal executive offices)

            	             (518) 494 - 5500
            	       (issuer's telephone number)


Neither name, address nor fiscal year has changed since last report (Former name, former address and former fiscal year, if changed since last report.)



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ITEM 4. Changes in Registrant's Certifying Accountant.

On January 23, 2003, Lincoln Logs Ltd. (the "Company") engaged Urbach Kahn & Werlin LLP to be the Company's independent public accountant for the fiscal year ended January 31, 2003.



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

					SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

						LINCOLN LOGS LTD.

						/ s /  William J. Thyne
						William J. Thyne
						Chief Financial Officer

						January 27, 2003




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